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                                                                    EXHIBIT 10.7


                                  LOAN CONTRACT


Made and Executed in Migdal Ha'emek this __ day of _______________ 1998.


BETWEEN:    P.C.B. Ltd. Corporate (Pub.) No. 52-003779-7
            Old Industrial Zone, Migdal Ha'emek 10556 (hereinafter: the
            "Lender")

                                                               OF THE FIRST PART

AND:        Camtek Ltd. Pr/51-123543-4
            Old Industrial Zone, Migdal Ha'emek 10556 (hereinafter: the "Borrower")

                                                              OF THE SECOND PART

WHEREAS,    The Lender has advanced various sums to the Borrower as a loan; and

WHEREAS, The parties wish to determine the conditions of the loan and the repayment thereof,

                  Therefore, it is declared, agreed and stipulated between the parties as follows:

1.       PREAMBLE

         The preamble to this Agreement constitutes an integral part thereof.

2.       THE LOAN

         The lender has advanced to the Borrower a loan in an aggregate sum the balance of which on the date of the signature of this Agreement amounts to NIS ___________ (hereinafter: the "Loan"). The loan will be repaid by the Borrower to the Lender in accordance with the provisions and terms of this Contract herein contained.

3.       LINKAGE DIFFERENTIALS AND INTEREST

         The Loan will be linked to the Consumer Price Index and be increased pursuant to the rate of the increase of the Operative Index compared with the Base Index, as those terms are defined below, and the Loan will further bear annual linked interest at the rate of 2% (two per centum) on a yearly calculation all in respect of the period commencing on the date of the signature of this Contract until the maturity date of each payment (hereinafter: the "Linkage Differentials and Interest").

         In this Contract, the "Consumer Price Index" will be that published by the Central Bureau of Statistics;

         Based Index" means the Index published in respect of January 1998;

         "Operative Index" means the last Index published prior to the payment date of the Loan and the Linkage Differentials and Interest.


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4.       LOAN PAYMENT

         4.1.     (1)      The Borrower will repay the Lender the Loan and
                           the Linkage Differentials and Interest on the date on which the Borrower's shares are listed for trading on a stock exchange in Israel or abroad.

                  (2) In any event, if the Borrower's shares will not have been listed for trading on a stock exchange in Israel or abroad by December 31, 1999, the Borrower will repay the Loan, Linkage Differentials and Interest by not later than December 31, 1999.

         4.2 Notwithstanding that stated in clause 4.1 above, the Borrower will be entitled to repay the Loan and the Linkage Differentials and the Interest at any date prior to the payment dates specified in clause 4.1 above.

         4.3 Any amount not repaid by the Borrower on due date will be linked to the Consumer Price Index and bear annual penal interest at the rate of 8% as from the date prescribed for repayment thereof through the date of full actual repayment.

5.       General

         5.1 The borrower will be entitled to deduct withholding tax at source from the Loan repayments as it will be required so to do, according to law.

         5.2 No conduct on the part of either of the parties will be deemed to be a waiver of any of its rights under this Contract or under any law or as a waiver or consent on its part for any breach or non-performance of any condition, unless the waiver, consent, concession, variation, cancellation or addition has been expressly made in writing.

         5.3 This contract embodies and embraces all that which has been agreed between the parties in connection with the grant of the Loan by the Lender to the Borrower and no negotiation, declaration, representation, agreement, assurance, undertaking or contract made, if at all, in writing and/or verbally, expressly and/or impliedly between the parties prior to the signature of this Contract shall be of any effect.

         5.4 No variation of this Contract shall be made otherwise than by written document which will be assigned by both parties.


                      In witness whereof the parties have set their hands:



                          (signed)                        (signed)
                   -----------------------         ----------------------
                         P.C.B. Ltd.                     Camtek Ltd.



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